SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 13, 2006



                            ProAssurance Corporation
             (Exact name of registrant as specified in its charter)



        Delaware                   001-16533                 63-1261433
(State of Incorporation)     (Commission File No.)       (IRS Employer I.D. No.)


100 Brookwood Place, Birmingham, Alabama                         35209
 (Address of Principal Executive Office)                      (Zip code)

       Registrant's telephone number, including area code: (205) 877-4400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))


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ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 13, 2006 we entered into a Consulting and Confidentiality Agreement with William J. Listwan, M.D., the former Chairman of Physician Insurance Company of Wisconsin (PIC Wisconsin), and a newly elected member of our Board of Directors (See Item 5.02 below). This is an annual Agreement that renews automatically and pays Dr. Listwan $44,000 per year.

We also entered into an Indemnification Agreement with Dr. Listwan on September 13, 2006. This Indemnification Agreement is substantially similar to the Indemnification Agreements we enter into with our other Board members and Senior Officers.

The Consulting Agreement is filed as Exhibit 99.1 to this Current Report on Form 8K, and a the Indemnification Agreement is filed as Exhibit 99.2 to this Current Report on Form 8K.



ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS, ELECTION OF DIRECTORS, OR APPOINTMENT OF PRINCIPAL OFFICERS

On September 13, 2006 William J. Listwan, M.D. was elected to serve on our Board of Directors. In accordance with the terms of the Agreement and Plan of Merger among ProAssurance, PIC Wisconsin and Physicians Merger Company, Dr. Listwan was nominated by PIC Wisconsin and elected by our Board of Directors after being found to be qualified to serve on the Board.

The Agreement and Plan of Merger dated as of December 8, 2005 as amended February 14, 2006 among ProAssurance, PIC Wisconsin and Physicians Merger Company is incorporated by reference into this filing as Exhibit 99.3. The news release announcing Dr. Listwan's election is filed as Exhibit 99.4 to this Current Report on Form 8K. A copy of the Merger Agreement



ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

     99.1 Consulting  and   Confidentiality   Agreement   between   ProAssurance
          Corporation and William J. Listwan, M.D.

     99.2 Indemnification Agreement between ProAssurance Corporation and William
          J. Listwan, M.D.

     99.3 Agreement and Plan of Merger dated as of December 8, 2005 as amended February 14, 2006 among ProAssurance, PIC Wisconsin and Physicians Merger Company was filed as an exhibit to ProAssurance's Registration Statement on Form S-4 effective June 6, 2006 (Sec File No 333-131874) and is incorporated into this Current Report on Form 8K by reference.

     99.4 News Release announcing the election of William J. Listwan to our Board of Directors.


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SIGNATURE

     Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: September 13, 2006

                                                PROASSURANCE CORPORATION


                                                By:  /s/ Frank B. O'Neil
                                                --------------------------------
                                                         Frank B. O'Neil
                                                         Senior Vice-President






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